UMH Properties, Inc.

Juniper Business Plaza	Website:	www.umh.reit
3499 Route 9 North	Email:	umh@umh.com
Freehold, NJ 07728	Phone:	(732) 577-9997

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	2

Financial Highlights

	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operating Information
Number of Communities			98	88
Rental and Related Income	$20,639,113	$16,914,057	$74,762,548	$63,886,010
Community Operating Expenses	$9,759,692	$8,353,875	$37,049,462	$33,592,327
Community NOI	$10,879,421	$8,560,182	$37,713,086	$30,293,683
Expense Ratio	47.3%	49.4%	49.6%	52.6%
Sales of Manufactured Homes	1,285,030	1,965,181	6,754,123	7,545,923
Number of Homes Sold	34	37	135	134
Number of Rentals Added	401	412	1,113	902
Net Income	$174,461	$1,563,618	$2,144,205	$4,237,803
Net Loss Attributable to
Common Shareholders	$(2,425,296)	$(325,529)	$(6,122,993)	$(3,318,785)
EBITDA	$10,451,717	$8,576,266	$36,368,381	$30,916,467
FFO	$3,000,535	$3,775,942	$12,834,786	$11,837,322
Core FFO	$3,894,051	$3,783,343	$14,267,036	$12,320,844
Normalized FFO	$3,817,240	$3,513,557	$14,187,806	$10,778,255

Shares Outstanding and Per Share Data
Weighted Average Shares
Outstanding
Basic	26,978,257	23,813,768	25,932,626	22,496,103
Diluted	27,024,163	23,855,296	25,972,807	22,539,708
Net Loss Attributable
to Common Shareholders
per Share -
Basic and Diluted	$(0.10)	$(0.01)	$(0.24)	$(0.15)
FFO per Share-
Basic and Diluted	$0.11	$0.16	$0.49	$0.53
Core FFO per Share-
Basic and Diluted	$0.14	$0.16	$0.55	$0.55
Normalized FFO per Share-
Basic and Diluted	$0.14	$0.15	$0.55	$0.48

Dividends per Common Share	$0.18	$0.18	$0.72	$0.72

Balance Sheet
Total Assets			$604,028,981	$478,268,976
Total Liabilities			$357,790,556	$269,441,871

Market Capitalization
Total Debt			$344,623,599	$260,110,084
Equity Market Capitalization			$274,118,801	$232,753,393
Total Preferred Stock			$136,625,000	$91,595,000
Total Market Capitalization			$755,367,400	$584,458,477

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	3

Consolidated Balance Sheets

	December 31,	December 31,
	2015	2014
ASSETS
Investment Property and Equipment
Land	$45,477,814	$39,133,514
Site and Land Improvements	377,215,400	299,776,250
Buildings and Improvements	20,307,097	17,534,698
Rental Homes and Accessories	134,708,763	91,719,997
Total Investment Property	577,709,074	448,164,459
Equipment and Vehicles	13,697,460	12,242,086
Total Investment Property and Equipment	591,406,534	460,406,545
Accumulated Depreciation	(117,761,146)	(99,522,180)
Net Investment Property and Equipment	473,645,388	360,884,365

Other Assets
Cash and Cash Equivalents	6,535,897	8,082,792
Securities Available for Sale at Fair Value	75,011,260	63,555,961
Inventory of Manufactured Homes	14,311,410	12,306,715
Notes and Other Receivables, net	20,028,574	21,992,566
Unamortized Financing Costs	3,711,591	2,228,779
Prepaid Expenses	4,062,813	3,356,034
Land Development Costs	6,722,048	5,861,764
Total Other Assets	130,383,593	117,384,611

TOTAL ASSETS	$604,028,981	$478,268,976

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Mortgages Payable	$286,637,096	$182,670,854
Other Liabilities
Accounts Payable	2,816,290	1,824,293
Loans Payable	57,986,503	77,439,230
Accrued Liabilities and Deposits	6,696,577	4,757,604
Tenant Security Deposits	3,654,090	2,749,890
Total Other Liabilities	71,153,460	86,771,017
Total Liabilities	357,790,556	269,441,871

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value
$0.10 per share: 3,663,800 shares authorized, issued and outstanding
as of December 31, 2015 and 2014	91,595,000	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 2,000,000 shares authorized; 1,801,200 and -0- shares issued
and outstanding as of December 31, 2015 and 2014, respectively	45,030,000	-0-
Common Stock – $0.10 par value per share: 62,000,000 and 42,000,000 shares authorized; 27,086,838 and 24,372,083 shares issued and outstanding
as of December 31, 2015 and 2014, respectively	2,708,684	2,437,208
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized;
no shares issued or outstanding as of December 31, 2015 and 2014	-0-	-0-
Additional Paid-In Capital	109,629,260	110,422,454
Accumulated Other Comprehensive Income (Loss)	(2,056,726)	5,040,236
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders' Equity	246,238,425	208,827,105

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$604,028,981	$478,268,976

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	4

Consolidated Statements of Income (Loss)

	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2015
INCOME:
Rental and Related Income	$20,639,113	$16,914,057	$74,762,548	$63,886,010
Sales of Manufactured Homes	1,285,030	1,965,181	6,754,123	7,545,923
TOTAL INCOME	21,924,143	18,879,238	81,516,671	71,431,933

EXPENSES:
Community Operating Expenses	9,759,692	8,353,875	37,049,462	33,592,327
Cost of Sales of Manufactured Homes	849,224	1,443,195	5,058,350	5,832,540
Selling Expenses	646,667	653,777	2,788,360	2,983,376
General and Administrative	2,080,805	1,582,074	7,345,644	6,465,973
Acquisition Costs	507,881	7,401	957,219	483,522
Depreciation Expense	5,411,952	4,112,076	18,877,511	15,163,420
TOTAL EXPENSES	19,256,221	16,152,398	72,076,546	64,521,158

OTHER INCOME (EXPENSE):
Interest Income	432,505	495,261	1,819,567	2,098,974
Dividend Income	1,176,253	1,006,627	4,399,181	4,065,986
Gain on Sale of Securities Transactions, net	76,811	269,786	204,230	1,542,589
Other Income	142,772	(115,330)	435,816	328,888
Interest Expense	(3,886,387)	(2,692,308)	(13,245,429)	(10,194,472)
Amortization of Financing Costs	(421,536)	(137,863)	(829,017)	(522,250)
TOTAL OTHER INCOME (EXPENSE)	(2,479,582)	(1,173,827)	(7,215,652)	(2,680,285)

Income before Gain (Loss) on Sales of
Investment Property and Equipment	188,340	1,553,013	2,224,473	4,230,490
Gain (Loss) on Sales of Investment Property
and Equipment	(13,879)	10,605	(80,268)	7,313
NET INCOME	174,461	1,563,618	2,144,205	4,237,803

Less: Preferred Dividends	2,599,757	1,889,147	8,267,198	7,556,588

NET LOSS ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$(2,425,296)	$(325,529)	$(6,122,993)	$(3,318,785)

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	5

Consolidated Statements of Cash Flows

	Twelve Months Ended
	12/31/2015	12/31/2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$2,144,205	$4,237,803
Non-Cash Items included in Net Income:
Depreciation	18,877,511	15,163,420
Amortization of Financing Costs	829,017	522,250
Stock Compensation Expense	855,768	922,944
Provision for Uncollectible Notes and Other Receivables	1,123,926	1,020,655
Gain on Sales of Securities Transactions, net	(204,230)	(1,542,589)
(Gain) Loss on Sales of Investment Property and Equipment	80,268	(7,313)

Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(2,004,695)	1,479,326
Notes and Other Receivables	840,066	279,590
Prepaid Expenses	(706,779)	553,730
Accounts Payable	991,997	195,580
Accrued Liabilities and Deposits	1,976,958	904,960
Tenant Security Deposits	904,200	596,105
Net Cash Provided by Operating Activities	25,708,212	24,326,461

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities, net of Mortgages Assumed	(78,926,525)	(15,879,551)
Purchase of Investment Property and Equipment	(51,218,338)	(41,858,627)
Proceeds from Sales of Investment Property and Equipment	777,394	768,641
Additions to Land Development Costs	(921,141)	(268,983)
Purchase of Securities Available for Sale	(23,019,035)	(9,707,038)
Proceeds from Sales of Securities Available for Sale	4,633,019	10,911,791
Net Cash Used in Investing Activities	(148,674,626)	(56,033,767)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of Mortgages Assumed	139,432,000	-0-
Net Proceeds from Short-Term Borrowings	(19,452,727)	28,320,234
Principal Payments of Mortgages and Loans	(37,756,234)	(4,639,539)
Financing Costs on Debt	(2,311,829)	(623,023)
Proceeds from Issuance of Common Stock, net of Reinvestments	22,593,531	30,933,748
Proceeds from Registered Direct Placement of Preferred Stock,
net of offering costs	43,042,124	-0-
Proceeds from Exercise of Stock Options	170,075	167,460
Preferred Dividends Paid	(7,556,588)	(7,556,588)
Common Dividends Paid, net of Reinvestments	(16,740,833)	(14,427,337)
Net Cash Provided by Financing Activities	121,419,519	32,174,955

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,546,895)	467,649
CASH AND CASH EQUIVALENTS – BEGINNING OF YEAR	8,082,792	7,615,143
CASH AND CASH EQUIVALENTS – ENDING OF YEAR	$6,535,897	$8,082,792

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	6

Reconciliation of Net Income to EBITDA and Net Loss Attributable
to Common Shareholders to FFO, Core FFO and Normalized FFO

	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Reconciliation of Net Income To EBITDA

Net Income	$174,461	$1,563,618	$2,144,205	$4,237,803
Interest Expense	3,886,387	2,692,308	13,245,429	10,194,472
Franchise Taxes	49,500	63,000	315,000	315,000
Depreciation Expense	5,411,952	4,112,076	18,877,511	15,163,420
Amortization of Financing Costs	421,536	137,863	829,017	522,250
Acquisition Costs	507,881	7,401	957,219	483,522

EBITDA	$10,451,717	$8,576,266	$36,368,381	$30,916,467

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to
Common Shareholders	$(2,425,296)	$(325,529)	$(6,122,993)	$(3,318,785)
Depreciation Expense	5,411,952	4,112,076	18,877,511	15,163,420
(Gain) Loss on Sales of
Depreciable Assets	13,879	(10,605)	80,268	(7,313)

Funds from Operations ("FFO")	3,000,535	3,775,942	12,834,786	11,837,322

Adjustments:
Acquisition Costs	507,881	7,401	957,219	483,522
Cost of Early Extinguishment of Debt	385,635	-0-	475,031	-0-

Core Funds from Operations ("Core FFO")	3,894,051	3,783,343	14,267,036	12,320,844

Adjustments:
Gain on Sales of Securities
Transactions, net	(76,811)	(269,786)	(204,230)	(1,542,589)
Settlement of Memphis Blues Litigation	-0-	-0-	125,000	-0-

Normalized Funds From Operations
("Normalized FFO")	$3,817,240	$3,513,557	$14,187,806	$10,778,255

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	7

Market Capitalization, Debt and Coverage Levels
(unaudited)

	Year to Date
	12/31/2015	12/31/2014
Shares Outstanding	27,086,838	24,372,083
Market Price Per Share	$10.12	$9.55
Equity Market Capitalization	$274,118,801	$232,753,393
Total Debt	344,623,599	260,110,084
Total Preferred Stock	136,625,000	91,595,000
Total Market Capitalization	$755,367,400	$584,458,477

Total Debt	$344,623,599	$260,110,084
Cash and Cash Equivalents	(6,535,897)	(8,082,792)
Net Debt	338,087,702	252,027,292
Securities Available for Sale at Fair Value (Securities)	(75,011,260)	(63,555,961)
Net Debt Less Securities	$263,076,442	$188,471,331

Interest Expense	$13,245,429	$10,194,472
Capitalized Interest	277,944	280,354
Preferred Dividends	8,267,198	7,556,588
Total Fixed Charges	$21,790,571	$18,031,414

EBITDA	$36,368,381	$30,916,467

DEBT AND COVERAGE RATIOS

Net Debt / Total Market Capitalization	44.8%	43.1%

Net Debt Plus Preferred / Total Market Capitalization	62.8%	58.8%

Net Debt Less Securities / Total Market Capitalization	34.8%	32.2%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	52.9%	47.9%

Interest Coverage	2.7x	3.0x

Fixed Charge Coverage	1.7x	1.7x

Net Debt / EBITDA	9.3x	8.2x

Net Debt Less Securities/ EBITDA	7.2x	6.1x

Net Debt Plus Preferred / EBITDA	13.1x	11.1x

Net Debt Less Securities Plus Preferred / EBITDA	11.0x	9.1x

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	8

Debt Analysis
(unaudited)	Year to Date
	12/31/2015	12/31/2014
DEBT OUTSTANDING
Mortgages Payable	$286,637,096	$182,670,854
Loans Payable:
Unsecured Line of Credit	35,000,000	35,000,000
Other Loans Payable	22,986,503	42,439,230
Total Loans Payable	57,986,503	77,439,230
Total Debt	$344,623,599	$260,110,084

% FIXED/FLOATING
Fixed	84.5%	71.7%
Floating	15.5%	28.3%
Total	100.0%	100.0%

WEIGHTED AVERAGE INTEREST RATES
Mortgages Payable	4.49%	4.78%
Loans Payable	3.74%	3.32%
Total Average	4.36%	4.35%

Debt Maturity

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2016	$8,618,982	$12,258,341		$20,877,323	6.1%
2017	30,564,270	25,150,314	(1)	55,714,584	16.2%
2018	9,633,001	154,615		9,787,616	2.8%
2019	3,133,875	4,156,447		7,290,322	2.1%
2020	12,883,028	149,472		13,032,500	3.8%
Thereafter	221,803,940	16,117,314		237,921,254	69.0%

Total as of 12/31/2015	$286,637,096	$57,986,503		$344,623,599	100.0%

Notes:
(1)	Includes $15 million Line of Credit due March 2016, which has been extended through March 2017.

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	9

Property Summary and Snapshot
(unaudited)

	12/31/2015	12/31/2014	% Change
Communities	98	88	11.4%
Developed Sites	17,793	15,041	18.3%
Occupied	14,013	12,243	14.5%
Occupancy % (1)	79.5%	82.3%	(3.4%	)
Monthly Rent Per Site	$411	$393	4.6%
Total Rentals	3,732	2,619	42.5%
Occupied Rentals	3,466	2,405	44.1%
Rental Occupancy %	92.9%	91.5%	1.5%
Monthly Rent per Home Rental	$696	$640	8.8%

												Monthly
												Rent
								Monthly			Rental	Per
		Total	Developed	Vacant	Total	Occupied	Occupancy	Rent	Total	Occupied	Occupancy	Home
Region	Number	Acreage	Acreage	Acreage	Sites	Sites	Percentage	Per Site	Rentals	Rentals	Percentage	Rental
		(2)		(2)			(1)					(3)
Indiana	9	661	561	100	2,652	1,843	69.5%	$385	683	626	91.7%	$696
Michigan	2	68	68	-0-	354	233	65.8%	$415	91	82	90.1%	$682
New Jersey	4	349	187	162	1,006	959	95.3%	$577	34	34	100.0%	$878
New York	7	397	301	96	1,130	906	80.2%	$471	217	200	92.2%	$838
Ohio	27	1,132	881	251	4,310	3,288	76.3%	$345	764	700	91.1%	$641
E. Pennsylvania	26	964	805	159	3,608	3,033	84.1%	$448	656	605	92.2%	$714
W. Pennsylvania	16	904	723	181	2,916	2,213	75.9%	$379	635	591	93.1%	$693
Tennessee	7	413	321	92	1,817	1,538	84.6%	$415	652	628	96.3%	$689
Total as of
12/31/2015	98	4,888	3,847	1,041	17,793	14,013	79.5%	$411	3,732	3,466	92.9%	$696

Notes:
(1)	The 156 Vacant Sites at Memphis Blues are not Included in the calculation of occupancy.
(2)	Total and Vacant Acreage of 220 for the Mountain View Estates property is not included in the summary since there are no current sites and approval for sites is still in process.
(3)	Includes home and site rent charges.

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	10

Same Property Statistics
(unaudited)

		For Three Months Ended				For Twelve Months Ended
				%				%
	12/31/2015	12/31/2014	Change	Change	12/31/2015	12/31/2014	Change	Change
Community Net Operating Income

Rental and Related
Income	$17,166,680	$15,755,957	$1,410,723	9.0%	$66,197,683	$60,808,237	$5,389,446	8.9%
Community Operating
Expenses	7,263,765	7,152,426	111,339	1.6%	30,268,894	30,154,066	114,828	0.4%

Community NOI	$9,902,915	$8,603,531	$1,299,384	15.1%	$35,928,789	$30,654,171	$5,274,618	17.2%

	Year to Date
	12/31/2015	12/31/2014	% Change
OTHER INFORMATION
Number of Properties	74	74	N/A
Developed Acreage	2,907	2,907	N/A
Vacant Acreage	722	722	N/A
Total Sites	13,258	13,281	(0.2%	)
Occupied Sites	11,119	11,044	0.7%
Occupancy %	83.9%	83.2%	0.7%
Monthly Rent Per Site	$426	$411	3.6%
Total Rentals	3,129	2,499	25.2%
Occupied Rentals	2,944	2,334	26.1%
Rental Occupancy	94.1%	93.4%	0.7%
Monthly Rent Per Home Rental	$703	$640	9.8%

Notes:
Same Property includes all properties owned as of January 1, 2014, with the exception of Memphis Blues.

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	11

Acquisition Summary

Year of	Number of		Occupied			Total
Acquisition	Communities	Sites	Sites	Occupancy %	Price	Acres
2012	17	1,727	1,559	90%	$47,600,000	382
2013	17	2,738	2,279	83%	$88,270,000	232
2014	14	1,612	1,230	76%	$42,550,000	547
2015	10	2,774	1,764	64%	$81,217,000	717

2015 Acquisitions

					Number
	Date of		Number	Purchase	of
Community	Acquisition	State	of Sites	Price	Acres	Occupancy
Holly Acres Estates	January 21, 2015	PA	141	$3,800,000	40	96%
Voyager Estates and
Huntingdon Pointe	April 23, 2015	PA	324	5,300,000	141	63%
Valley Stream	May 27, 2015	PA	158	3,517,000	43	64%
Candlewick Court, Catalina
and Worthington Arms	August 19, 2015	MI,OH	897	32,500,000	177	69%
Holiday Village, The Meadows
and Woods Edge	October 16, 2015	IN	1,254	36,100,000	316	56%
Total 2015 Acquisitions			2,774	$81,217,000	717	64%

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	12

Marcellus and Utica Shale Region Exposure

The Marcellus and Utica Shale Regions are large natural gas fields located beneath much of Pennsylvania, Ohio, West Virginia and New York. These fields have the potential to be among the largest sources of natural gas in the world. It is also expected that the activity surrounding the development of the shale regions is to accelerate over the next few years. With the rise in development, economies in the shale region are expected to benefit from increase employment, wealth of landowners, and state and local tax revenues.

Demand for rental homes has already increased substantially over the past few years, as a result of the Marcellus and Utica shale related activity. We are meeting this demand by adding new rentals homes to our portfolio.

UMH benefits from significant exposures to the Marcellus and Utica Shale Regions with over 2,700 acres in existing communities.

Total Acreage
       Total - 5,100

Existing Home Communities

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	13

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization ("EBITDA"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2014, with the exception of Memphis Mobile City.

EBITDA is calculated as net income plus interest expense, franchise taxes, depreciation expense and amortization of financing costs.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	14

Press Release Dated March 9, 2016

FOR IMMEDIATE RELEASE	March 9, 2016
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE YEAR ENDED AND THE FOURTH
QUARTER ENDED DECEMBER 31, 2015

FREEHOLD, NJ, March 9, 2016........ UMH Properties, Inc. (NYSE:UMH) reported Normalized Funds from Operations (“Normalized FFO”) for the year ended December 31, 2015 of $14,188,000 or $0.55 per diluted share as compared to $10,778,000 or $0.48 a year ago. This represents a 14.6% increase in Normalized FFO per diluted share. Normalized FFO for the quarter was $3,817,000 or $0.14 per diluted share, as compared to $3,513,000 or $0.15 per diluted share in the prior year period. Core Funds from Operations (“Core FFO”) was $14,267,000 or $0.55 per diluted share for the year ended December 31, 2015, as compared to $12,321,000 or $0.55 per diluted share in the prior year period. Core Funds from Operations (“Core FFO”) was $3,894,000 or $0.14 per diluted share for the quarter ended December 31, 2015, as compared to $3,783,000 or $0.16 per diluted share for the quarter ended December 31, 2014.

A summary of significant financial information for the three and twelve months ended December 31, 2015 and 2014 is as follows:

	For the Three Months Ended
	December 31,
	2015	2014
Total Income	$21,924,000	$18,879,000
Total Expenses	$19,256,000	$16,152,000
Gain on Securities Transactions, net	$77,000	$270,000
Community Net Operating Income (“NOI”) (1)	$10,879,000	$8,560,000
Net Loss Attributable to Common Shareholders	$(2,425,000)	$(326,000)
Net Loss Attributable to Common
Shareholders per Diluted Common Share	$(0.10)	$(0.01)
Core FFO (1)	$3,894,000	$3,783,000
Core FFO (1) per Diluted Common Share	$0.14	$0.16
Normalized FFO (1)	$3,817,000	$3,513,000
Normalized FFO (1) per Diluted Common Share	$0.14	$0.15
Weighted Average Diluted Shares Outstanding	27,024,000	23,855,000

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UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	15

	For the Twelve Months Ended
	December 31,
	2015	2014
Total Income	$81,517,000	$71,432,000
Total Expenses	$72,077,000	$64,521,000
Gain on Securities Transactions, net	$204,000	$1,543,000
Community Net Operating Income (1)	$37,713,000	$30,294,000
Net Loss Attributable to Common Shareholders	$(6,123,000)	$(3,319,000)
Net Loss Attributable to Common
Shareholders per Diluted Common Share	$(0.24)	$(0.15)
Core FFO (1)	$14,267,000	$12,321,000
Core FFO (1) per Diluted Common Share	$0.55	$0.55
Normalized FFO (1)	$14,188,000	$10,778,000
Normalized FFO (1) per Diluted Common Share	$0.55	$0.48
Weighted Average Diluted Shares Outstanding	25,973,000	22,540,000

A summary of significant balance sheet information as of December 31, 2015 and 2014 is as follows:

	2015	2014
Gross Real Estate Investments	$577,709,000	$448,164,000
Total Assets	$604,029,000	$478,269,000
Securities Available for Sale at Fair Value	$75,011,000	$63,556,000
Mortgages Payable	$286,637,000	$182,671,000
Loans Payable	$57,987,000	$77,439,000
Total Shareholders’ Equity	$246,238,000	$208,827,000

Samuel A. Landy, President and CEO, commented on the 2015 results,

“UMH continued to make progress in growing the Company and building long-term value for our shareholders. During 2015, the Company’s accomplishments included the following:

●	Acquired 10 communities containing approximately 2,800 homesites for $81.2 million. This represents an 18% increase in developed sites over the prior year;
●	Increased Normalized FFO per diluted share by 14.6%;
●	Increased Community NOI by 24.5%;
●	Increased Same Property Occupancy from 83.2% to 83.9%;
●	Increased Same Property NOI by 17.2%;
●	Decreased our Operating Expense Ratio from 52.6% to 49.6%;
●	Raised approximately $25 million in common equity capital through our Dividend Reinvestment and Stock Purchase Plan;
●	Raised approximately $43 million in net proceeds in a registered direct placement of 8.0% Series B Cumulative Redeemable Preferred Stock;
●	Financed/refinanced 21 communities for a total of $139 million, reducing our weighted average interest rate from 4.8% to 4.5%
●	Increased our rental home portfolio by 1,100 homes, representing an increase of 42% to 3,700 total rental homes; and
●	Increased rental home occupancy from 91.5% to 92.9%.”

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UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	16

Mr. Landy stated, “We have continued to produce strong results, increasing Normalized FFO per diluted share by 14.6%, from $0.48 per diluted share in 2014 to $0.55 per diluted share in 2015. This is the second year in a row that we have delivered double-digit per share Normalized FFO growth. For the fourth quarter, our Normalized FFO was $0.14 per diluted share, as compared to $0.15 per diluted share in the prior year period. Our per share results for the fourth quarter of 2015 were impacted by our recent preferred equity offering completed in October of this year. Excluding the effects of our recent preferred equity offering, our Normalized FFO is $0.17 for the fourth quarter. As the proceeds from this offering become fully invested, our results will be favorably impacted.”

“Same property revenue increased 9.0% quarter over quarter, while expenses only increased 1.6%. Same property occupancy increased 70 basis points to 83.9% during the quarter. This resulted in an increase in same property NOI for the quarter of 15.1% over the prior year period. For the twelve months, same property NOI increased 17.2%. This marks the second consecutive year of double digit same property NOI growth.”

“UMH made further advancements in our growth strategy, by acquiring ten manufactured home communities for an aggregate cost of $81.2 million. Over the past five years, we have increased the total sites in our portfolio by 123%. Most of these acquisitions contain land in the Marcellus and Utica Shale regions. While energy prices have fallen sharply this past year, we are long-term investors and view owning real estate in close proximity to some of the world’s largest oil and natural gas reserves as a great investment.”

“With respect to our capital markets activity, during the fourth quarter, we issued 1.8 million shares of 8% Series B Cumulative Redeemable Perpetual Preferred Stock at a purchase price of $25.00 per share. As a result, the Company received net proceeds of approximately $43 million. This offering further strengthens our balance sheet and positions the Company to continue to execute our growth strategy.”

UMH Properties, Inc. will host its Fourth Quarter and Year End 2015 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, March 10, 2016 at 10:00 a.m. Eastern Time.

The Company’s 2015 fourth quarter and yearend financial results being released herein will be available on the company website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, March 10, 2016. It will be available until May 2, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10077524. A transcript of the call and the webcast replay will be available at the company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates ninety-eight manufactured home communities containing approximately 17,800 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan. In addition, the Company owns a portfolio of REIT securities.

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UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	17

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions. FFO, Core FFO and Normalized FFO, as well as Community NOI should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and Normalized FFO, as well as Community NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The reconciliation of the Company’s U.S. GAAP net income (loss) to the Company’s FFO, Core FFO and Normalized FFO for the three and twelve months ended December 31, 2015 and 2014 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Net Loss Attributable to Common Shareholders	$(2,425,000)	$(326,000)	$(6,123,000)	$(3,319,000)
Depreciation Expense	5,412,000	4,112,000	18,878,000	15,163,000
(Gain) Loss on Sales of Depreciable Assets	14,000	(10,000)	80,000	(7,000)
FFO Attributable to Common Shareholders	3,001,000	3,776,000	12,835,000	11,837,000
Acquisition Costs	508,000	7,000	957,000	484,000
Cost of Early Extinguishment of Debt	385,000	-0-	475,000	-0-
Core FFO Attributable to Common Shareholders	3,894,000	3,783,000	14,267,000	12,321,000
Gain on Sale of Securities Transactions, net	(77,000)	(270,000)	(204,000)	(1,543,000)
Settlement of Litigation	-0-	-0-	125,000	-0-
Normalized FFO Attributable to Common Shareholders	$3,817,000	$3,513,000	$14,188,000	$10,778,000

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UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	18

The following are the cash flows provided (used) by operating, investing and financing activities for the twelve months ended December 31, 2015 and 2014:

	2015	2014
Operating Activities	$25,708,000	$24,326,000
Investing Activities	(148,675,000)	(56,034,000)
Financing Activities	121,420,000	32,175,000

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UMH Properties, Inc. | Fourth Quarter FY 2015 Supplemental Information	19